Supplement dated June 18, 2004 to the Instituional Funds and Retail Funds Statements of Additional Information for Loomis Sayles Funds I and Loomis Sayles Funds II (the "Trusts") dated February 1, 2004 , as supplemented from time to time


The following amends and restates the section on Individual Retirement Accounts on page 41 and 42 of Trusts' Institutional Funds and Retail Funds Statements of Additional Information, respectively:

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (ALL FUNDS)

IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund.

All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles. Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.






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